           ----------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                  ASIA-PACIFIC
                                   FUND, INC.
           ----------------------------------------------------------







                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER







                           MORGAN STANLEY DEAN WITTER
                            ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 75.39% compared to 54.79% for its benchmark (described below). For the period from the Fund's commencement of operations on August 2, 1994 through December 31, 1999, the Fund's total return, based on net asset value per share, was 28.48% compared with 2.15% for the benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, with each index weighted equally. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $11 13/16, representing a 22.6% discount to the net asset value per share.

ASIA EX-JAPAN

Most of the markets in the benchmark rose in 1999. Continuing a trend that started mid-year, performance at the country level varied more than during the first half of the year. Echoing trends in the developed markets, technology and telecommunications stocks, particularly mobile telecommunications, tended to outperform while banks, manufacturers and other "Old Economy" stocks generally lagged.

Most Asian markets performed well during the year due to higher than expected economic growth and corporate earnings and continued positive liquidity conditions. During the first half of the year market breadth was very strong with most sectors participating in the rallies. Breadth narrowed during the fourth quarter in line with the global pattern and outperformers were typically technology or telecommunications related. Overall market valuations as of year end were at fairly high multiples relative to historical norms of most markets but the outlook for corporate earnings in 2000 remains quite strong. Economic growth expectations have been upgraded significantly across Asia, although the rate of change of improvement will slow in 2000 as low base effects drop out. Korea has led the growth revival, but laggard economies like Hong Kong and Thailand demonstrated faster growth trends in the third and fourth quarters as well. Currencies were stable compared to the U.S. dollar but there is pressure on some currencies to appreciate, particularly if the yen remains relatively strong.

Most countries in the region reported increases in exports of electronics components during 1999. This growth has contributed significantly to GDP growth upgrades in Taiwan, South Korea, Singapore and Malaysia. Global price pressures have forced manufacturers to cut costs, which often means sourcing more from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. Outsourcing is also broadening from the personal computer supply chain to include other technology applications including telecommunications. The Fund has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well as order books gained momentum.

Trends which need to be monitored include U.S. monetary tightening, domestic pressures for higher interest rates in a number of Asian countries, possible negative terms of trade conditions if oil prices maintain current strength and a heavy calendar of new Asian equity issues in 2000. Most markets performed well despite the headwinds of rising global interest rates in 1999 given limited foreign debt financing needs and healthy domestic liquidity. The U.S. current account deficit is a significant issue for the global economy; a best case scenario would be a gradual slowdown in the growth of U.S. consumption accompanied by accelerated growth in demand in Europe, Japan and the rest of Asia. The rise in the price of oil is similar to a tax hike for most of Asia; Indonesia and Malaysia are the only net beneficiaries of higher prices. Japanese economic recovery is very positive for Asia and Japanese corporate restructuring opens up new opportunities for outsourcing across a range of manufacturing industries. Political factors to watch in 2000 include parliamentary or presidential elections in Korea, Taiwan and Thailand, although we currently do not expect major market risks from these events. We expect that the bulk of market returns in 2000 will be generated through earnings growth rather than further multiple expansion. Asian markets have stabilized after the economic crisis conditions of 1997 and 1998 and interest rates have fallen back to normal levels. We expect strong earnings growth from many companies. We will also continue to invest in corporate restructuring stories, as restructuring received added impetus from the crisis and should lead to higher sustainable returns on capital in the future.

We expected Y2K concerns to affect liquidity in the fourth quarter but the millennium date change turned out to be a `non-event'. Going forward we think that the outlook for non-Japan Asia as an asset class continues to be positive. While the risks from a volatile U.S. market and a Fed tightening are well known, Asia is likely to weather that trend much better. The restructuring undertaken by Asian companies over the last 2 years should enable the return on equity for the region to exceed historic levels over the next 3 years. This shift upwards is more likely to be structural than cyclical. The strategy of focusing on stock selection, with an emphasis on attractively valued companies that should exceed consensus expectations, remains unchanged.

JAPAN

The Japanese equity market rose during 1999 to levels last seen in 1992. This rally was largely a result of the Bank of Japan's "0" interest rate policy, $74 billion of public funds to support non-performing loans held by Japanese banks and the $200 billion loan facility for medium and small com-panies in Japan. In addition, the consecutive rise in the first and second quarter GDP added fuel to the growing optimism for Japan's economic recovery and foreign investors purchased a record $100 billion of Japanese equities during the year. As with most global markets there was myopic focus on "New Japan" companies including spectacular rises in telecommunications, internet and other technology related industries. "Old Japan" companies, including Sony, NEC, Fujitsu and Kyocera also rose to all-time highs during 1999.

Restructuring was one of the important themes in 1999 and local Merger & Acquisition (M&A) activity rose sharply as companies began divesting business not part of their core competency. Major banks, such as IBJ, DKB and Fuji announced mergers while Hitachi and NEC - once fierce competitors - announced tie-ups in D-ram production. Unprecedented deregulation during the year in brokerage, insurance, airlines and banking also transformed Japan from an insular country to one more "free, fair and global." All this was a powerful recipe for a hibernating stock market and local individual investors returned to the market after a ten year absence driving the OTC Index up over 300% during the year. The huge net buying by foreigners of Japanese equities created demand greatly exceeding the $40 billion of "cross-holdings" sales by domestic institutions during the year.

In the second half of 1999, the yen rose sharply on expectations of a stronger Japan, temporarily slowing the market's rise. Despite a strong yen, however, international blue chips such as Sony, Fujitsu, NEC and Rohm rose to all time highs; such companies have significantly increased overseas production since 1995 and appear to be less subject to currency volatility. While these stocks contributed to the Fund's performance, seldom have we seen such a narrowly concentrated market in approximately one dozen companies producing such outsized gains in such a short period.

The cyclical recovery, which began in 1999, will likely continue in 2000 supported by the $180 billion supplementary budget announced in November effective this April. In addition, with both a general election and a Summit Meeting scheduled later this year Japanese authorities seem determined to stimulate a sustainable secular recovery led by domestic growth. With a relatively strong yen, Japan's export to Asian countries should also improve. Asian exports are approximately 40% of total exports from Japan and a stronger Asian economy in turn will be positive for Japan. While the yen's strength dampened sentiment during the second half of 1999, most leading companies have increased overseas manufacturing capacity and improved hedging techniques significantly during the last 5 years and therefore a stronger yen should become less of a negative factor in the coming months.

Importantly, we believe the "digital" revolution in home servers, games and DVD will greatly support the Japanese economy for the foreseeable future. Much as televisions and VCRs created a robust economy during the 1970's and 80's, Japan is a leading manufacturer for much of the hardware in digital consumer products. Corporate profits, return on equity and margins are also showing remarkable promise based on large scale labor cuts together with restructuring and focused management. Although the bond yields may rise in 2000, we believe any rises will be modest due to the Bank of Japan's "0" interest rate policy, which they have suggested will be maintained for the foreseeable future.

Supply and demand for equities should also be favorable. The Postal Savings Research Institute estimates that approximately $490 billion of high yielding 10-year deposits will mature over the next 24 months. Domestic retail investors, together with foreign investors, should more than offset the unwinding of cross-holding which we expect to increase in 2000 as Japanese companies begin developing relationships based on merit and sell securities once held to cement mutual business.

The polarization within sectors for winners and losers in a greatly deregulated environment will be pronounced in 2000, in our view. In addition, one of our key assumptions for Japan in the year 2000 is that evidence will mount for a sustainable secular recovery. If our forecast is correct, the market will reward shares in economic sensitive sectors (which are deeply oversold) relative to the handful of the "new" Japanese companies we have seen for most of 1999. The core of our Fund holdings will therefore continue to be leading Japanese manufacturers of digital technology, which are world class and command leading global market share in production and quality.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION
FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/ investmentmanagement.

EFFECTIVE JANUARY, 2000, TIMOTHY JENSEN NO LONGER SERVES AS A MANAGER OF THE FUND. JOHN R. ALKIRE AND ASHUTOSH SINHA, WHO PREVIOUSLY SHARED PRIMARY RESPONSIBILITY WITH MR. JENSEN, WILL CONTINUE TO HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                                         TOTAL RETURN (%)
INFORMATION                        -------------------------------------------------------------------------
                                       MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (3)
                                   ----------------------    ----------------------   ----------------------
                                                  AVERAGE                   AVERAGE                  AVERAGE
                                   CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                   ----------     -------    ----------     -------   ----------     -------
                One Year             69.32%        69.32%      75.39%        75.39%     54.79%        54.79%
                Five Year            13.93          2.64       36.59          6.44       7.80          1.51
                Since Inception*     -0.55         -0.10       28.48          4.74       2.15          0.39


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                                    [GRAPH]


                                                         YEAR ENDED DECEMBER 31,

                                 1994*          1995           1996           1997          1998        1999
                                -------       --------       --------       --------      --------    --------
Net Asset Value Per Share ...   $13.20         $14.34         $11.95         $ 8.77        $ 8.73       $15.26
Market Value Per Share ......   $12.25         $13.33         $ 9.75         $ 7.44        $ 7.00       $11.81
Premium/(Discount) ..........    -7.2%          -7.0%         -18.4%         -15.2%        -19.8%       -22.6%
Income Dividends ............   $ 0.04         $ 0.05         $ 0.61         $ 0.02        $ 0.01       $ 0.04
Capital Gains Distributions .   $ 0.01         $ 0.02             --             --            --           --
Fund Total Return (2) .......    -5.94%          9.24%         -2.87%+       -26.36%        -0.34%       75.39%
Index Total Return (3) ......    -5.24%          2.88%         -3.63%        -29.55%        -0.30%       54.79%



(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally.
*   The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------
-------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS

                                        [CHART]

Equity Securities                       (97.4%)
Short-Term Investments                   (2.6%)

INDUSTRIES

                                        [CHART]

Other                                   (35.8%)
Telecommunications                       (4.0%)
Real Estate                              (4.8%)
Multi-Industry                           (3.8%)
Appliances & Household Durables          (5.5%)
Automobiles                              (3.4%)
Banking                                  (6.6%)
Data Processing & Reproduction           (6.8%)
Electrical & Electronics                 (9.1%)
Electronic Components, Instruments      (15.7%)
Machinery & Engineering                  (4.5%)

-------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                        [CHART]

Other                                    (4.5%)
Philippines                              (0.5%)
Thailand                                 (1.4%)
Malaysia                                 (2.0%)
India                                    (4.6%)
Singapore                                (4.8%)
Taiwan                                   (7.0%)
South Korea                              (8.3%)
Australia                                (8.7%)
Hong Kong                               (10.2%)
Japan                                   (48.0%)

-------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                               ------------
1.  Sony Corp. (Japan)                             3.6%
2.  Kyocera Corp. (Japan)                          2.9
3.  Samsung Electronics (South Korea)              2.8
4.  Fujitsu Ltd. (Japan)                           2.5
5.  Hutchinson Whampoa Ltd. (Hong Kong)            2.3
6.  NEC Corp. (Japan)                              2.2
7.  Nintendo Co., Ltd. (Japan)                     2.0
8.  Fuji Machine Co. (Japan)                       1.9
9.  Cheung Kong (Holdings) Ltd. (Hong Kong)        1.7
10. Nippon Telephone & Telegraph Corp. (Japan)     1.7
                                                  ----
                                                  23.6%
                                                  ----
                                                  ----

   * EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS
--------
DECEMBER 31, 1999




                                                       VALUE
                                         SHARES        (000)
--------------------------------------------------------------

COMMON STOCKS (96.7%)
(Unless otherwise noted)
--------------------------------------------------------------
AUSTRALIA (8.7%)
BANKING
   Commonwealth Bank of                  458,800 U.S.$  7,894
     Australia
   National Australia Bank Ltd.          388,350        5,936
   Westpac Banking Corp., Ltd.           882,650        6,084
                                                 -------------
                                                       19,914
                                                 -------------
BEVERAGES & TOBACCO
   Coca-Cola Amatil Ltd.                 461,200        1,259
   Foster's Brewing Group Ltd.         1,340,000        3,841
                                                 -------------
                                                        5,100
                                                 -------------
BROADCASTING & PUBLISHING
   News Corp., Ltd.                      883,350        8,571
                                                 -------------
BUSINESS & PUBLIC SERVICES
   Brambles Industries Ltd.              109,500        3,026
                                                 -------------
DATA PROCESSING & REPRODUCTION
(a)Reckon Ltd.                         1,249,700        1,435
                                                 -------------
ENERGY SOURCES
   Broken Hill Proprietary Co.,          665,150        8,727
     Ltd.
                                                 -------------
GOLD MINES
   Normandy Mining Ltd.                2,501,600        1,772
                                                 -------------
HEALTH & PERSONAL CARE
   Sonic Healthcare Ltd.                 242,000        1,135
                                                 -------------
MISC. MATERIALS & COMMODITIES
   Rio Tinto Ltd.                        592,600        12,720
                                                 -------------
REAL ESTATE
   Lend Lease Corp., Ltd.                246,300         3,448
                                                 -------------
TELECOMMUNICATIONS
(a)AAPT Ltd.                             710,300         2,428
(a)Macquarie Corporate
     Telecommunications
     Holdings Ltd.                     1,008,000         1,640
(a)Telstra Corp., Ltd. (Installment
   Receipts -- Final Installment:
   AUD 3.05/share due 11/2/00)           676,500         2,383
Telstra Corp., Ltd.                    1,422,450         7,726
                                                 -------------
                                                        14,177
                                                 -------------
TRANSPORTATION -- AIRLINES
   Qantas Airways Ltd.                   932,300         2,324
                                                 -------------
                                                        82,349
                                                 -------------
--------------------------------------------------------------
CHINA (0.3%)
ENERGY SOURCES
   Yanzhou Mining Co., Ltd.            4,934,600         1,365
                                                 -------------
HEALTH & PERSONAL CARE
   Hengan International Group
     Co., Ltd.                         3,199,000           885
                                                 -------------
UTILITIES -- ELECTRICAL & GAS
   Huaneng Power
     International, Inc. 'H'           2,066,400           491
--------------------------------------------------------------
   Zhejiang Expressway Co.,
     Ltd. 'H'                          3,299,000 U.S.$     501
                                                 -------------
                                                           992
                                                 -------------
                                                         3,242
                                                 -------------
--------------------------------------------------------------
HONG KONG (9.9%)
BANKING
   Hang Seng Bank Ltd.                   226,500         2,586
   Wing Hang Bank Ltd.                   496,000         1,697
                                                 -------------
                                                         4,283
                                                 -------------
BROADCASTING & PUBLISHING
   Television Broadcasts Ltd.            489,000         3,334
                                                 -------------
BUSINESS & PUBLIC SERVICES
(a)Timeless Software Ltd.              1,398,000           809
                                                 -------------
ELECTRICAL & ELECTRONICS
(a)Great Wall Technology Co., Ltd.     1,083,000         1,052
   Johnson Electric Holdings Ltd.        275,000         1,765
                                                 -------------
                                                         2,817
                                                 -------------
MULTI-INDUSTRY
   Hutchison Whampoa Ltd.              1,529,500        22,234
   Swire Pacific Ltd. 'A'                694,600         4,101
                                                 -------------
                                                        26,335
                                                 -------------
REAL ESTATE
   Cheung Kong (Holdings) Ltd.         1,265,000        16,070
   Hong Kong Land Holdings Ltd.          572,000           847
   Kerry Properties Ltd.                 593,000           831
   New World China Land Ltd.           3,429,000         1,268
   New World Development Co., Ltd.       768,000         1,729
   Sino Land Co.                       2,899,000         1,669
   Sun Hung Kai Properties Ltd.          922,000         9,607
                                                 -------------
                                                        32,021
                                                 -------------
TELECOMMUNICATIONS
   Smartone Telecommunications           191,000           922
                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
   Asia Satellite Telecom Holdings       606,000         1,914
   Hong Kong Telecommunications Ltd.   3,024,300         8,734
                                                 -------------
                                                        10,648
                                                 -------------
TELECOMMUNICATIONS -- WIRELESS
   China Telecom Ltd.                  1,210,000         7,565
                                                 -------------
TEXTILES & APPAREL
   Yue Yuen Industrial
     Holdings                            276,000           660
                                                 -------------
TRANSPORTATION -- AIRLINES
   Cathay Pacific Airways                932,000         1,661
                                                 -------------
UTILITIES -- ELECTRICAL & GAS
   Hong Kong & China Gas Co.,
     Ltd.                              1,835,000         2,514
                                                 -------------

   The accompanying notes are an integral part of the financial statements.
                              6

                                                       VALUE
                                         SHARES        (000)
--------------------------------------------------------------
HONG KONG (CONTINUED)
WHOLESALE & INTERNATIONAL TRADE
   Jardine International
     Motor Holdings Ltd.                 656,000 U.S.$     329
                                                 -------------
                                                        93,898
                                                 -------------
--------------------------------------------------------------
INDIA (4.6%)
AUTOMOBILES
   Hero Honda Ltd.                        66,556         1,727
                                                 -------------
BANKING
   State Bank of India Ltd.                1,112             6
                                                 -------------
BEVERAGES & TOBACCO
   ITC Ltd.                               70,455         1,077
                                                 -------------
BUILDING MATERIALS & COMPONENTS
   Associated Cement Co., Ltd.             8,600            49
                                                -------------
CHEMICALS
   Grasim Co.                            139,742         1,311
   Gujarat Narmada Valley                     49            --@
    Fertilizers Co., Ltd. GDR
   Supreme Industries Ltd.                    50            --@
                                                 -------------
                                                         1,311
                                                 -------------
DATA PROCESSING & REPRODUCTION
   Aptech Ltd.                            82,400         3,347
(a)BFL Software Ltd.                      28,100           718
(a,c)HCL Technologies Ltd.                34,750           463
   Leading Edge Systems Ltd.                 300            13
   NIIT Ltd.                              26,000         1,982
                                                 -------------
                                                         6,523
                                                 -------------
ELECTRICAL & ELECTRONICS
   Bharat Heavy Electricals              405,200         1,956
     Ltd.
   Digital Equipment (India) Ltd.            100             3
   Tata Infotech Ltd.                         25            --@
                                                 -------------
                                                         1,959
                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
   Infosys Technology Ltd.                39,075        13,040
(a)Moser-Baer India Ltd.                 185,975         1,492
                                                 -------------
                                                        14,532
                                                 -------------
FINANCIAL SERVICES
(c)Housing Development                   255,360         1,813
         Finance Corp., Ltd.
   UTI-MasterShares Ltd.                     200            --@
                                                 -------------
                                                         1,813
                                                 -------------
INDUSTRIAL COMPONENTS
   Apollo Tyres Ltd.                      15,875            58
                                                 -------------
MACHINERY & ENGINEERING
   Punjab Tractors Ltd.                   80,900         1,932
                                                 -------------
METALS -- STEEL
   Tata Iron & Steel Co., Ltd.             2,195             7
                                                 -------------
MULTI-INDUSTRY
(d)Morgan Stanley Growth Fund         19,448,150         6,818
                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
   Videsh Sanchar Nigam Ltd.              54,455         2,265
                                                 -------------
TEXTILES & APPAREL
(a,c)J.K. Synthetics Ltd.                    674            --@
   Raymond Ltd.                               25            --@
--------------------------------------------------------------

(a)Viniyoga Clothes Ltd.                   5,300 U.S.$      --@
                                                 -------------
                                                            --@
                                                 -------------
TRANSPORTATION -- ROAD & RAIL
   Container Corp. of India
     Ltd.                                375,000         2,112
                                                 -------------
UTILITIES -- ELECTRICAL & GAS
(a)Gas Authority of India                135,000         1,276
                                                 -------------
                                                        43,465
                                                 -------------
--------------------------------------------------------------
INDONESIA (0.5%)
BEVERAGES & TOBACCO
   Gudang Garam                          294,000           791
                                                 -------------
BUILDING MATERIALS & COMPONENTS
   Semen Gresik                          257,500           408
                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
   Indofood Sukses Makmur
(a,c)Indofood Sukses Makmur              186,500           234
         (Foreign)                       453,500           568
                                                 -------------
                                                           802
                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
   Telekomunikasi Indonesia ADR          208,356         2,292
                                                 -------------
                                                         4,293
                                                 -------------
--------------------------------------------------------------
JAPAN (48.0%)
APPLIANCES & HOUSEHOLD DURABLES
   Casio Computer Co., Ltd.
   Matsushita Electric Industrial        552,000         4,590
     Co., Ltd.                           504,000        13,952
   Sony Corp.                            114,000        33,788
                                                 -------------
                                                        52,330
                                                 -------------
AUTOMOBILES
   Nifco, Inc.                           350,000         4,177
   Nissan Motor Co.                    1,330,000         5,230
   Suzuki Motor Co., Ltd.                430,000         6,271
   Toyota Motor Corp.                    220,000        10,653
                                                 -------------
                                                        26,331
                                                 -------------
BROADCASTING & PUBLISHING
   Nissha Printing Co., Ltd.             105,000           627
                                                 -------------
BUILDING MATERIALS & COMPONENTS
   Fujitec Co., Ltd.                     440,000         4,412
   Rinnai Corp.                          160,700         2,987
   Sanwa Shutter Corp., Ltd.             642,000         2,386
   Sekisui Chemical Co.                  673,000         2,982
                                                 -------------
                                                        12,767
                                                 -------------
BUSINESS & PUBLIC SERVICES
   Dai Nippon Printing Co.,              363,000         5,788
     Ltd.
   Mitsubishi Logistics Corp.            160,000         1,020
                                                 -------------
                                                         6,808
                                                 -------------
CHEMICALS
   Daicel Chemical Industries Ltd.     1,090,000         3,039
   Kaneka Corp.                          859,000        10,982
   Mitsubishi Chemical Industries        830,000         2,923
--------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                              7



                                                       VALUE
                                         SHARES        (000)
--------------------------------------------------------------

JAPAN (CONTINUED)
CHEMICALS (CONTINUED)
   Shin-Etsu Polymer Co., Ltd.           530,000 U.S.$   3,110
                                                 -------------
                                                        20,054
                                                 -------------
CONSTRUCTION & HOUSING
   Sekisui House Ltd.                    610,000         5,400
                                                 -------------
DATA PROCESSING & REPRODUCTION
   Canon, Inc.                           344,000        13,662
   Fujitsu Ltd.                          528,000        24,068
   Ricoh Co., Ltd.                       701,000        13,207
                                                 -------------
                                                        50,937
                                                 -------------
ELECTRICAL & ELECTRONICS
   Hitachi Ltd.                          950,000        15,240
   Minebea Co., Ltd.                     460,000         7,888
   Mitsumi Electric Co., Ltd.            336,000        10,518
   NEC Corp.                             870,000        20,722
   Ryosan Co., Ltd.                      123,000         3,056
   Toshiba Corp.                       1,595,000        12,170
                                                 -------------
                                                        69,594
                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
   Kyocera Corp.                         107,000        27,736
   Kyudenko Co., Ltd.                    380,000         1,338
   Rohm Co., Ltd.                         34,000        13,969
   TDK Corp.                              98,000        13,526
                                                 -------------
                                                        56,569
                                                 -------------
ENERGY EQUIPMENT & SERVICES
   Kurita Water Industries
     Ltd.                                274,000         4,353
                                                 -------------
FINANCIAL SERVICES
   Hitachi Credit Corp.                  357,000         7,246
                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
   Aiwa Co., Ltd.                        115,000         2,385
   House Foods Corp.                      60,000           910
   Nippon Meat Packers, Inc.              95,000         1,231
   Sangetsu Co., Ltd.                    137,000         2,881
   Yamaha Corp.                          332,000         2,156
                                                 -------------
                                                         9,563
                                                 -------------
HEALTH & PERSONAL CARE
   Ono Pharmaceutical Co.,
     Ltd.                                210,000         5,628
   Sankyo Co., Ltd.
   Yamanouchi Pharmaceutical Co.,        378,000         7,765
     Ltd.                                253,000         8,835
                                                 -------------
                                                        22,228
                                                 -------------
INDUSTRIAL COMPONENTS
   Furakawa Electric Co.                 473,000         7,172
                                                 -------------
MACHINERY & ENGINEERING
   Amada Co., Ltd.                       612,000         3,346
   Daifuku Co., Ltd.                     596,000         3,440
   Daikin Kogyo Co.                      603,000         8,199
   Fuji Machine Co.                      219,000        17,652
   Mitsubishi Heavy Industries Ltd.    1,600,000         5,337
   Tsubakimoto Chain Co.                 832,000         3,052
                                                 -------------
                                                        41,026
                                                 -------------
MERCHANDISING
   Family Mart Co., Ltd.                 113,200         7,530
                                                 -------------
--------------------------------------------------------------

MULTI-INDUSTRY
   Lintec Corp.                          235,000 U.S.$   2,552
                                                 -------------
REAL ESTATE
   Keihanshin Real Estate Co.            164,000           568
   Mitsubishi Estate Co., Ltd.           415,000         4,047
                                                 -------------
                                                         4,615
                                                 -------------
RECREATION, OTHER CONSUMER GOODS
   Fuji Photo Film Ltd.                  252,000         9,194
   Nintendo Co., Ltd.                    112,000        18,603
                                                 -------------
                                                        27,797
                                                 -------------
TELECOMMUNICATIONS
   Nippon Telephone &
     Telegraph Corp.                         932        15,954
                                                 -------------
UTILITIES -- ELECTRICAL & GAS
   Tokyo Electric Power                  110,000         2,948
                                                 -------------
WHOLESALE & INTERNATIONAL TRADE
   Nissei Sangyo                          85,000         1,172
                                                 -------------
                                                       455,573
                                                 -------------
--------------------------------------------------------------
MALAYSIA (2.0%)
BANKING
   Malayan Banking Bhd                 1,138,000         4,043
   Public Bank Bhd                     1,724,000         1,506
                                                 -------------
                                                         5,549
                                                 -------------
BEVERAGES & TOBACCO
   Carlsberg Brewery
   (Malaysia) Bhd                      1,082,000         3,331
   British American Tobacco Bhd          584,000         4,457
                                                 -------------
                                                         7,788
                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
   Nestle Bhd                            409,000         1,765
                                                 -------------
LEISURE & TOURISM
   Tanjong plc                            84,000           186
                                                 -------------
MULTI-INDUSTRY
   Sime Darby Bhd                        651,000           826
                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
   Telekom Malaysia Bhd                  653,000         2,526
                                                 -------------
                                                        18,640
                                                 -------------
--------------------------------------------------------------
NEW ZEALAND (0.4%)
FOREST PRODUCTS & PAPER
(a)Fletcher Challenge Forests            785,700           316
                                                 -------------
TELECOMMUNICATIONS
   Telecom Corp. of New
     Zealand Ltd.                        671,100         3,156
                                                 -------------
TRANSPORTATION -- AIRLINES
   Air New Zealand Ltd. 'B'              505,000           739
                                                 -------------
                                                         4,211
                                                 -------------
--------------------------------------------------------------
PAKISTAN (0.4%)
HEALTH & PERSONAL CARE
   Lever Brothers Pakistan               235,580         3,620
     Ltd.
--------------------------------------------------------------
PHILIPPINES (0.5%)
BEVERAGES & TOBACCO
   San Miguel Corp. 'B'                  799,920         1,131
                                                 -------------
--------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                              8


                                                       VALUE
                                         SHARES        (000)
--------------------------------------------------------------

PHILIPPINES (CONTINUED)
BROADCASTING & PUBLISHING
(a)ABS-CBN Broadcasting Corp.            834,300 U.S.$   1,035
                                                 -------------
REAL ESTATE
   SM Prime Holdings, Inc. 'B'         8,646,180         1,631
                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
   Philippine Long Distance
     Telephone Co.                        54,730         1,392
                                                 -------------
                                                         5,189
                                                 -------------
--------------------------------------------------------------
SINGAPORE(4.8%)
AEROSPACE & MILITARY TECHNOLOGY
   Singapore Technologies
     Engineering Ltd.                  1,203,000         1,863
                                                 -------------
BANKING
   DBS Group Holdings Ltd.
   Oversea-Chinese Banking Corp.,        393,978         6,458
     Ltd. (Foreign)                      622,085         5,715
(a)Overseas Union Bank Ltd. 'F'          356,210         2,085
   United Overseas Bank Ltd.
     (Foreign)                           298,016         2,630
                                                 -------------
                                                        16,888
                                                 -------------
BROADCASTING & PUBLISHING
   Singapore Press Holdings Ltd.         176,600         3,828
                                                 -------------
ELECTRICAL & ELECTRONICS
(a)Chartered Semiconductor               359,000         1,962
   Gul Technologies                      841,000           929
   Natsteel Electronics Ltd.             532,000         2,811
                                                 -------------
                                                         5,702
                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
(a)Omni Industries Ltd.                  594,000         1,077
   Venture Manufacturing Ltd.            296,000         3,395
                                                 -------------
                                                         4,472
                                                 -------------
REAL ESTATE
   City Developments Ltd.                297,000         1,739
   DBS Land                              440,000           866
                                                 -------------
                                                         2,605
                                                 -------------
TELECOMMUNICATIONS
   Singapore
     Telecommunications, Ltd.          1,403,000         2,898
                                                 -------------
TRANSPORTATION -- AIRLINES
   Singapore Airlines Ltd.               448,000         5,084
                                                 -------------
TRANSPORTATION -- SHIPPING
   Neptune Orient Lines                  688,000           921
   Sembcorp Logistics Ltd.               378,200         1,533
                                                 -------------
                                                         2,454
                                                 -------------
                                                        45,794
                                                 -------------
--------------------------------------------------------------
SOUTH KOREA (8.3%)
AUTOMOBILES
(a,b)Hyundai Motor Co.                   405,254         4,356
                                                 -------------
BANKING
   Hana Bank                              98,650           769
   Housing & Commercial Bank              94,560         2,998
--------------------------------------------------------------

(a)Housing & Commercial Bank,              7,400           219
     Korea GDR
   Kookmin Bank                          220,851 U.S.$   3,462
                                                 -------------
                                                         7,448
                                                 -------------
CHEMICALS
   Korea Chemical Co., Ltd.               13,790           899
   L.G. Chemical Ltd.                     60,960         1,927
                                                 -------------
                                                         2,826
                                                 -------------
DATA PROCESSING & REPRODUCTION
   Mirae Co.                             116,890           909
                                                 -------------
ELECTRICAL & ELECTRONICS
   Hyundai Electronics
     Industries Co.                       75,607         1,605
                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
   Daeduck Electronics Co.                57,620           685
(a)Humax Co., Ltd.                        49,520           837
   Samsung Electro-Mechanics Co.          31,981         2,127
   Samsung Electronics                   114,297        26,775
                                                 -------------
                                                        30,424
                                                 -------------
FINANCIAL SERVICES
   Dongwon Securities Co.                 41,410           893
   Good Morning Securities Co., Ltd.     176,180           843
   Korea Technology Banking               46,150           447
                                                 -------------
                                                         2,183
                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
   Cheil Jedang Corp.                     16,120         1,860
                                                 -------------
METALS -- STEEL
   Pohang Iron & Steel Ltd.
     ADR                                 142,500         4,988
                                                 -------------
MISC. MATERIALS & COMMODITIES
   Hankuk Glass Industry Co., Ltd.        26,460           501
                                                 -------------
TELECOMMUNICATIONS
(a)Pantech Co., Ltd.                      39,070           877
                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
(a)Insung Infomation                      21,020           718
   Korea Telecom Corp., ADR               74,600         5,577
                                                 -------------
                                                         6,295
                                                 -------------
TELECOMMUNICATIONS -- WIRELESS
   SK Telecom Co., Ltd.                  219,390         8,419
                                                 -------------
UTILITIES -- ELECTRICAL & GAS
   Korea Electric Power Corp.
   ADR                                   342,200         5,732
                                                 -------------
                                                        78,423
                                                 -------------
--------------------------------------------------------------
TAIWAN (7.0%)
BANKING
(a)Chinatrust Commercial Bank          1,035,000         1,204
(a)First Commercial Bank                 587,000           731
   International Commercial Bank of
     China                             1,187,500         1,332
(a)Taishin International Bank          1,509,200           846
   United World Chinese Commercial
     Bank                                998,000         1,205
                                                 -------------
                                                         5,318
                                                 -------------
--------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                              9



                                                       VALUE
                                         SHARES        (000)
--------------------------------------------------------------
TAIWAN (CONTINUED)
CHEMICALS
   Formosa Plastics Corp.                566,000 U.S.$   1,127
   Nan Ya Plastic Corp.                1,210,290         2,661
                                                 -------------
                                                         3,788
                                                 -------------
DATA PROCESSING & REPRODUCTION
(a)Acer, Inc.                          1,252,000         3,770
(a)Ritek Corp.                            60,000           694
                                                 -------------
                                                         4,464
                                                 -------------
ELECTRICAL & ELECTRONICS
(a)Siliconware Precision
     Industries Co.                      861,000         2,195
                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
(c)Acer Peripherals, Inc. GDR
(a)Advanced Semiconductor                 74,896         3,102
     Engineering, Inc.                   672,000         2,398
   Ambit Microsystems Corp.               71,000           527
(a)ASE Test Ltd.                          25,000           609
   Asustek Computer, Inc.                365,000         3,850
   Compal Electronics                    237,587           799
(a)Compeq Manufacturing Co., Ltd.        401,000         2,185
   Delta Electronic Industrial           354,000         1,534
(a)Hon Hai Precision Industry            539,200         4,020
(a)Taiwan Semiconductor
     Manufacturing Co., Ltd.           2,579,000        13,723
(a)United Micro Electronics
     Corp., Ltd.                       2,851,000        10,174
                                                 -------------
                                                        42,921
                                                 -------------
MERCHANDISING
   President Chain Store Corp.           433,000         1,911
                                                 -------------
METALS -- STEEL
   China Steel Corp.                   3,892,000         2,877
                                                 -------------
TEXTILES & APPAREL
(a,b)Far East Textile                    948,140         2,419
                                                 -------------
TRANSPORTATION -- SHIPPING
(a)Evergreen Marine Corp.              1,035,640           851
                                                 -------------
                                                        66,744
                                                 -------------
--------------------------------------------------------------
THAILAND (1.3%)
BANKING
   Thai Farmers Bank Ltd.
     (Foreign)                         1,611,600         2,696
                                                 -------------
BROADCASTING & PUBLISHING
(c)BEC World Public Co.,
     Ltd. (Foreign)                      143,500         1,013
                                                 -------------
BUILDING MATERIALS & COMPONENTS
   Siam City Cement Public
     Co., Ltd. (Foreign)                 251,933         1,351
                                                 -------------
ELECTRICAL & ELECTRONICS
   Delta Electronics Public
     Co., Ltd. (Foreign)                 183,015         2,177
                                                 -------------
REAL ESTATE
   Golden Land Property
     Development Public Co., Ltd.      2,849,000         1,475
                                                 -------------
TELECOMMUNICATIONS -- WIRELESS
   Advanced Info. Services
     Public Co., Ltd.
     (Foreign)                           231,000 U.S.$   3,876
                                                 -------------
                                                        12,588
                                                 -------------
--------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$651,927)                                918,029
                                                 -------------
--------------------------------------------------------------
                                         NO. OF
                                         RIGHTS
--------------------------------------------------------------

RIGHTS (0.3%)
--------------------------------------------------------------
HONG KONG
WHOLESALE & INTERNATIONAL TRADE
(a)Li & Fung Ltd.                     1,132,000         2,840
                                                -------------
-------------------------------------------------------------
TOTAL RIGHTS
   (Cost U.S.$1,077)                                    2,840
                                                -------------
-------------------------------------------------------------
                                       NO. OF
                                      WARRANTS
-------------------------------------------------------------
WARRANTS (0.1%)
-------------------------------------------------------------
INDIA (0.0%)
INDUSTRIAL COMPONENTS
(a)Apollo Tyres Ltd.                      2,150            --@
                                                -------------
-------------------------------------------------------------
THAILAND (0.1%)
BANKING
(a)Siam Commercial Bank Public
     Co., Ltd., expiring 5/10/02      1,727,300           803
                                                -------------
-------------------------------------------------------------
TOTAL WARRANTS
   (Cost U.S.$139)                                        803
                                                -------------
-------------------------------------------------------------
                                          FACE
                                         AMOUNT
                                          (000)
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%)
-------------------------------------------------------------
UNITED STATES (2.2%)
REPURCHASE AGREEMENT
   Chase Securities, Inc.,
     2.60%, dated 12/31/99,
     due 1/3/00, to be
     repurchased at
     U.S.$20,987,
     collateralized by U.S.
     $21,460 United States
     Treasury Note, 6.125%,
     due 12/31/01, valued at
     U.S.$21,416 (Cost
     U.S.$20,982)                  U.S.$ 20,982        20,982
                                                -------------
-------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                              10

                                     FACE
                                    AMOUNT        VALUE
                                     (000)        (000)
-------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.4%)
   Hong Kong Dollar              HKD     1,500  U.S.$     193
   Indian Rupee                  INR       423             10
   Malaysian Ringgit             MYR     1,870            492
   Pakistani Rupee               PKR    16,594            306
   South Korean Won              KRW 3,349,173          2,949
   Taiwan Dollar                 TWD     4,399            140
                                                -------------
   (Cost U.S.$4,095)                                    4,090
                                                -------------
-------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (Cost U.S.$678,220)                                946,744
                                                -------------
-------------------------------------------------------------
OTHER ASSETS (0.7%)
   Cash                           U.S.$  5,677
   Receivable for Investments Sold         593
   Dividends Receivable                    546
   Foreign Withholding Tax Reclaim
     Receivable                             75
   Interest Receivable                       3
   Other Assets                             57          6,951
                                     --------- --------------
-------------------------------------------------------------
LIABILITIES (-0.4%)
   Deferred Country Taxes                 (270)
   Payable For:
     Dividends Declared                 (2,384)
     Investment Advisory Fees             (751)
     Professional Fees                    (171)
     Custodian Fees                       (168)
     Directors' Fees and Expenses         (128)
     Shareholder Reporting Expenses        (99)
     Administrative Fees                   (78)
   Other Liabilities                      (105)        (4,154)
                                      --------- --------------
--------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 62,233,974, issued and
     outstanding U.S.$0.01 par value shares
     (100,000,000 shares authorized)             U.S.$ 949,541
                                                 -------------
--------------------------------------------------------------
NET ASSET VALUE PER SHARE                          U.S.$ 15.26
                                                 -------------
--------------------------------------------------------------

                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------
AT DECEMER 31,1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------

   Common Stock                                  U.S.$     622
   Capital Surplus                                     852,882
   Distributions in Excess of
     Net Investment Income                              (1,792)
   Accumulated Net Realized Loss                      (170,373)
   Unrealized Appreciation on Investments
     and Foreign Currency Translations (net
     of accrued foreign tax of U.S.$270 on
     unrealized appreciation)                          268,202
--------------------------------------------------------------
TOTAL NET ASSETS                                 U.S.$ 949,541
                                                 -------------
--------------------------------------------------------------

   (a) -- Non-income producing.
   (b) -- 144A Security -- certain conditions for public sale may exist.
   (c) -- Security valued at fair value -- see note A-1 to financial statements.
   (d) -- The Fund is advised by an affiliate.
     @ -- Value is less than U.S.$500.
   ADR -- American Depositary Receipt.
   GDR -- Global Depositary Receipt.
 Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market value may vary.

---------------------------------------------------------------
DECEMBER 31, 1999 EXCHANGE RATES:
---------------------------------------------------------------

HKD    Hong Kong Dollar               7.774  =  U.S. $1.00
INR    Indian Rupee                  43.500  =  U.S. $1.00
KRW    South Korean Won           1,135.500  =  U.S. $1.00
MYR    Malaysian Ringgit              3.800  =  U.S. $1.00
PKR    Pakistani Rupee               54.208  =  U.S. $1.00
TWD    Taiwan Dollar                 31.385  =  U.S. $1.00
---------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                              11

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1999

                                                  PERCENT
                                      VALUE       OF NET
INDUSTRY                               (000)      ASSETS
---------------------------------------------------------
Aerospace & Military Technology U.S.$ 1,863        0.2%
Appliances & Household Durables      52,330        5.5
Automobiles                          32,414        3.4
Banking                              62,905        6.6
Beverages & Tobacco                  15,887        1.7
Broadcasting & Publishing            18,408        1.9
Building Materials & Components      14,575        1.5
Business & Public Services           10,643        1.1
Chemicals                            27,979        3.0
Construction & Housing                5,400        0.6
Data Processing & Reproduction       64,268        6.8
Electrical & Electronics             86,049        9.1
Electronic Components, Instruments  148,918       15.7
Energy Equipment & Services           4,353        0.5
Energy Sources                       10,092        1.1
Financial Services                   11,242        1.2
Food & Household Products            13,990        1.5
Forest Products & Paper                 316        0.0
Gold Mines                            1,772        0.2
Health & Personal Care               27,868        2.9
Industrial Components                 7,230        0.8
Leisure & Tourism                       186        0.0
Machinery & Engineering              42,958        4.5
Merchandising                         9,441        1.0
Metals -- Steel                       7,872        0.8
Misc. Materials & Commodities        13,221        1.4
Multi-Industry                       36,531        3.8
Real Estate                          45,795        4.8
Recreation, Other Consumer Goods     27,797        2.9
Telecommunications -- Integrated     25,418        2.7
Telecommunications -- Wireless       19,860        2.1
Telecommunications                   37,984        4.0
Textiles & Apparel                    3,079        0.3
Transportation -- Airlines            9,808        1.0
Transportation -- Road & Rail         2,112        0.2
Transportation -- Shipping            3,305        0.4
Utilities -- Electrical & Gas        13,462        1.4
Wholesale & International Trade       4,341        0.5
Other                                25,072        2.6
                              -------------     ------
                              U.S.$ 946,744       99.7%
                              -------------     ------
                              -------------     ------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1999


                                              PERCENT
                                    VALUE      OF NET
COUNTRY                             (000)      ASSETS
-----------------------------------------------------
Australia                    U.S.$ 82,349         8.7%
China                               3,242         0.3
Hong Kong                          96,738        10.2
India                              43,465         4.6
Indonesia                           4,293         0.5
Japan                             455,573        48.0
Malaysia                           18,640         2.0
New Zealand                         4,211         0.4
Pakistan                            3,620         0.4
Philippines                         5,189         0.5
Singapore                          45,794         4.8
South Korea                        78,423         8.3
Taiwan                             66,744         7.0
Thailand                           13,391         1.4
United States (short-term
  investments)                     20,982         2.2
Other                               4,090         0.4
                            -------------       -----
                            U.S.$ 946,744        99.7%
                            -------------       -----
                            -------------       -----

   The accompanying notes are an integral part of the financial statements.
                              12


                                                                                                          YEAR ENDED
                                                                                                      DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                     (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ..................................................................................       U.S.$ 10,315
    Interest ...................................................................................                453
    Less: Foreign Taxes Withheld ...............................................................               (853)
---------------------------------------------------------------------------------------------------------------------------
      Total Income .............................................................................              9,915
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees ...................................................................              7,110
    Administrative Fees ........................................................................                723
    Custodian Fees .............................................................................                647
    Professional Fees ..........................................................................                207
    Shareholder Reporting Expenses .............................................................                175
    Directors' Fees and Expenses ...............................................................                118
    Country Tax Expense ........................................................................                 26
    Transfer Agent Fees ........................................................................                  8
    Amortization of Organization Costs .........................................................                  6
    Other Expenses .............................................................................                160
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses ...........................................................................              9,180
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ..................................................................                735
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold .................................................................             85,979
    Foreign Currency Transactions ..............................................................                762
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ........................................................................             86,741
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments (net of deferred foreign tax expense of $270) ..................            319,706
    Depreciation on Foreign Currency Translations ..............................................               (661)
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ...........................................            319,045
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation .....................            405,786
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................     U.S.$  406,521
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ....................................................   U.S.$       735         U.S.$   4,614
  Net Realized Gain (Loss) .................................................            86,741              (110,951)
  Change in Unrealized Appreciation/Depreciation ...........................           319,045                94,939
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ..........           406,521               (11,398)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ....................................................             (593)                   --
  In Excess of Net Investment Income .......................................           (1,791)                 (639)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions ......................................................           (2,384)                 (639)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (5,040,600 and 4,379,934 shares, respectively) ......          (41,752)              (28,980)
---------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Capital Share Transactions .....          (41,752)              (28,980)
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ................................................          362,385               (41,017)
Net Assets:
  Beginning of Period ......................................................          587,156               628,173
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment
    income of U.S.$(1,792) and U.S.$(1,367) respectively) ..................   U.S.$  949,541       U.S.$   587,156
---------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.
                              13

FINANCIAL HIGHLIGHTS


                                                                          YEARS ENDED DECEMBER 31,
SELECTED PER SHARE DATA AND                        ------------------------------------------------------------------------------
RATIOS:                                                 1999            1998         1997          1996             1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ............  U.S.$ 8.73      U.S.$ 8.77   U.S.$ 11.95   U.S.$ 14.34        U.S.$ 13.20
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Offering Costs                                           --              --            --           (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...........................        0.01            0.06          0.03          0.02               0.05
Net Realized and Unrealized Gain (Loss) on
  Investments....................................        6.44           (0.17)        (3.19)        (0.33)              1.16
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ............        6.45           (0.11)        (3.16)        (0.31)              1.21
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .........................       (0.01)           --           (0.02)        (0.60)             (0.05)
  In Excess of Net Investment Income ............       (0.03)          (0.01)         --           (0.01)             (0.00)#
  In Excess of Net Realized Gain.................          --            --            --            --                (0.02)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions .........................       (0.04)          (0.01)        (0.02)        (0.61)             (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
Issued through Rights Offering...................       --               --             --          (1.46)               --
  Anti--Dilutive Effect of Shares Repurchased ...        0.12            0.08           --           --                  --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................. U.S.$ 15.26      U.S.$ 8.73    U.S.$ 8.77   U.S.$ 11.95        U.S.$ 14.34
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ........... U.S.$ 11.81      U.S.$ 7.00    U.S.$ 7.44    U.S.$ 9.75        U.S.$ 13.33
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ..................................       69.32%          (5.77)%      (23.46)%     (14.72)%+             9.38%
  Net Asset Value (1) ...........................       75.39%          (0.34)%      (26.36)%      (2.87)%+             9.24%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ........... U.S.$949,541   U.S.$587,156   U.S.$628,173 U.S.$856,397       U.S.$769,414
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .........
Ratio of Net Investment Income to Average                 1.29%           1.42%         1.34%        1.39%              1.36%
  Net Assets.....................................         0.10%           0.80%         0.25%        0.16%              0.36%
Portfolio Turnover Rate .........................           65%             42%           66%          28%                21%
---------------------------------------------------------------------------------------------------------------------------------

#    Amount is less than U.S.$0.01.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.


   The accompanying notes are an integral part of the financial statements.
                              14

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-----------------

     The Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (formerly Morgan Stanley Asia-Pacific Fund, Inc.) (the "Fund"), was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities that are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the procedures approved by the Board of Directors, although the actual calculations may be done by others.

     Events affecting the values of certain Fund securities that occur between the close of regular trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment in-come and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitment and When-Issued/Delayed Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on as-sets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 1999, the Fund made purchases and sales totaling $454,661,000 and $501,449,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $678,659,000 and, accordingly, net unrealized appreciation was $263,995,000 of which $321,838,000 related to appreciated securities and $57,843,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $169,662,000 available to offset future capital gains of which $24,788,000 will expire on December 31, 2005 and $144,874,000 will expire on December 31, 2006. For the year ended December 31, 1999, the Fund utilized capital loss carryforwards, for U.S. Federal income tax purposes, of $73,784,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. During 1999, the Fund incurred $151,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan, totaled $128,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 5,040,600 shares or 7.49% of its Common Stock at an average price per share of $8.23, including $252,000 in commissions paid, and an average discount of 15.81% from net asset value per share. For the year ended December 31, 1998, the Fund repurchased 4,379,934 shares or 6.11% of it's Common Stock at an average price per share of $6.57, including $183,000 in commissions paid, and an average discount of 16.92% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

J. During December 1999, the Board of Directors declared a distribution of $0.04 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

FEDERAL INCOME TAX INFORMATION (UNAUDITED):
-------------------------------------------------------------------------------
     For the year ended December 31, 1999, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $852,000. In addition, for the year ended December 31, 1999, gross income derived from sources within a foreign country totaled $10,345,000.

For the year ended December 31, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Fund is 1.0%.

REPORT OF INDEPENDENT ACCOUNTANTS
----------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
(formerly Morgan Stanley Asia-Pacific Fund, Inc.)



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                             Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. American Stock Transfer & Trust Company
                             Dividend Reinvestment and Cash Purchase Plan
                             40 Wall Street
                             New York, NY 10005
                             1-800-278-4353